UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2011

Volterra Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-50857	94-3251865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47467 Fremont Blvd., Fremont, CA	94538-6437
(Address of principal executive offices)	(Zip Code)

(510) 743-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 6, 2011, Volterra Semiconductor Corporation issued a press release updating financial guidance for its fourth quarter ended December 31, 2010. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any such filing under the Security Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished with this document:

Number	Description

99.1	Press Release dated January 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2011	Volterra Semiconductor Corporation

	By:	/S/ DAVID OH
	Name:	David Oh
	Title:	General Counsel